UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 13, 2017

Hines Global REIT II, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

Effective September 13, 2017, with the approval of its board of directors (the “Board”), Hines Global REIT II, Inc. (the “Company”) amended its bylaws in order to amend Section 5.9. Section 5.9 of the Company’s bylaws describes the duties and powers of the Company’s Secretary, and as amended, provides that in the absence or disability of the Secretary, the Assistant Secretary, if any, or if there is more than one, the Assistant Secretaries, will perform the duties and exercise the powers of the Secretary and will perform such other duties and have such other powers as the Board may from time to time prescribe.

No other provisions of the bylaws were revised. The amendment to the bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 13, 2017, the Company held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders (1) elected each of the five nominees listed below to serve as directors for a one year term ending on the date of the 2018 annual meeting of stockholders, provided that each director will continue in office until his successor has been duly elected and qualifies, or until the earlier of his death, removal, resignation or retirement, and (2) ratified the selection of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively “Deloitte & Touche”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The voting results for each of the five persons nominated to serve as directors are as follows:

	For	Against	Authority Withheld or Abstained from Voting
Jeffrey C. Hines	12,484,251	—	388,805
Charles M. Baughn	12,508,803	—	364,253
Humberto “Burt” Cabañas	12,478,906	—	394,150
Dougal A. Cameron	12,496,967	—	376,089
John O. Niemann, Jr.	12,514,237	—	358,819

There were 11,700,624 broker non-votes with respect to the election of the five persons nominated to serve as directors. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

With respect to the proposal to ratify the selection of Deloitte & Touche as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, stockholders holding 24,191,179 shares voted in favor of the proposal, stockholders holding 127,608 shares voted against the proposal and stockholders holding 254,892 shares abstained from voting on the proposal. There were no broker non-votes with respect to this proposal because the brokers had discretionary voting power with respect to this proposal.

After the Company’s stockholders had elected each of the five nominees to serve as directors and ratified the selection of Deloitte & Touche at the annual meeting, the Company determined to adjourn the meeting in order to continue to solicit proxies with respect to the proposal to approve an amendment to the charter (the “Charter”) to comply with a request from a state securities administrator. The annual meeting will resume in order to hold a vote with respect to the proposal to approve an amendment to the Charter on October 4, 2017 on the 49th floor of Williams Tower, 2800 Post Oak Boulevard, Houston, Texas 77056 at 12:30 p.m., local time.

Item 7.01 Regulation FD Disclosure.

Sherri W. Schugart, the President and Chief Executive Officer of the Company, made a presentation at the company’s annual meeting of stockholders. The Company is making such presentation available to stockholders by furnishing the presentation as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits-

3.1	Amendment No. 2 to Bylaws of Hines Global REIT II, Inc.
99.1	2017 Shareholder Meeting Presentation

Statements in this Current Report on Form 8-K, and the exhibit furnished herewith, including but not limited to intentions, beliefs, expectations or projections relating to items such as the timing of payment of distributions and the Company’s strategic priorities are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as updated by the Company’s other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES GLOBAL REIT II, INC.

September 14, 2017	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
3.1	Amendment No. 2 to Bylaws of Hines Global REIT II, Inc.
99.1	2017 Shareholder Meeting Presentation